SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Floating Rate Plus Fund

The last sentence of the first paragraph of the Fund’s Summary Prospectus is deleted and replaced with the following:

The prospectus, dated October 1, 2010, supplemented December 21, 2010, January 18, 2011 and June 3, 2011, and as may be further supplemented from time to time, and SAI, dated October 1, 2010, supplemented December 21, 2010, January 18, 2011 and April 20, 2011, and as may be further supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Please Retain This Supplement for Future Reference

June 3, 2011
PROSTKR-80